Sub-Item 77Q1(a)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

          This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Investment Funds to AIM Investment Funds (Invesco Investment Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                          NEW NAME
------------                          --------
AIM Balanced-Risk Allocation Fund     Invesco Balanced-Risk Allocation Fund
AIM China Fund                        Invesco China Fund
AIM Developing Markets Fund           Invesco Developing Markets Fund
AIM Global Health Care Fund           Invesco Global Health Care Fund
AIM International Total Return Fund   Invesco International Total Return Fund
AIM Japan Fund                        Invesco Japan Fund
AIM LIBOR Alpha Fund                  Invesco LIBOR Alpha Fund
AIM Trimark Endeavor Fund             Invesco Endeavor Fund
AIM Trimark Fund                      Invesco Global Fund
AIM Trimark Small Companies Fund      Invesco Small Companies Fund

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Investment Funds are hereby changed to AIM Investment Funds (Invesco Investment Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  -------------------------
Invesco Alternative Opportunities Fund                     Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Balanced-Risk Allocation Fund                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco China Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Commodities Strategy Fund                          Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Developing Markets Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Endeavor Fund                                      Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco FX Alpha Plus Strategy Fund                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  -------------------------
Invesco FX Alpha Strategy Fund                             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Global Fund                                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Global Advantage Fund                              Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Global Dividend Growth Securities Fund             Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Global Health Care Fund                            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Investor Class Shares
                                                           Institutional Class Shares

Invesco Health Sciences Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco International Growth Equity Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco International Total Return Fund                    Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Japan Fund                                         Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  -------------------------
Invesco LIBOR Alpha Fund                                   Class A Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Pacific Growth Fund                                Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Small Companies Fund                               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Emerging Markets Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen Global Bond Fund                        Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares

Invesco Van Kampen Global Equity Allocation Fund           Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Global Franchise Fund                   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

Invesco Van Kampen Global Tactical Asset Allocation Fund   Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares

Invesco Van Kampen International Advantage Fund            Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class Y Shares

PORTFOLIO                                                  CLASSES OF EACH PORTFOLIO
---------                                                  -------------------------
Invesco Van Kampen International Growth Fund               Class A Shares
                                                           Class B Shares
                                                           Class C Shares
                                                           Class R Shares
                                                           Class Y Shares
                                                           Institutional Class Shares"